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                                                                    Exhibit 99.3

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Curtis J. Parker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Cotelligent, Inc.'s amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such amended Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Cotelligent, Inc.

Date: December 5, 2002                     By: /s/ Curtis J. Parker
                                           ----------------------------------
                                           Curtis J. Parker
                                           Executive Vice President and Chief
                                             Financial Officer

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